SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 16, 2004
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                Date of report (Date of earliest event reported)


                          STONE & WEBSTER, INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                      1-1228                   13-5416910
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)


         45 Milk Street, Boston, Massachusetts                      02109
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         (Address of principal executive offices)                 (zip code)

                                 (617) 778-7369
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              (Registrant's telephone number, including area code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.

                  As previously reported to the Securities and Exchange Commission, on June 2, 2000, Stone & Webster, Incorporated (the "Company"), and certain of its direct and indirect subsidiaries and affiliates (the "Subsidiaries", and together with the Company, the "Debtors"), each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. ss.ss. 101-1330 (the "Bankruptcy Code"). The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

                  On August 12, 2003, the Company and Stone & Webster Engineers and Constructors, Inc., a Subsidiary of the Company ("SWE&C"), and certain of their respective Debtor Subsidiaries, filed with the Bankruptcy
Court: (i) the Third Amended Joint Plan of Reorganization (the "Amended Plan"), supported and co- proposed by the Official Committee of Unsecured Creditors, Federal Insurance Company, Maine Yankee Atomic Power Company, and the Official Committee of Equity Security Holders which sets forth how claims against and interests in the Debtors will be treated and (ii) the related Disclosure Statement with respect to the Amended Plan (the "Amended Disclosure Statement") which describes the Debtors' history, significant events occurring in the Debtors' chapter 11 cases and a summary and analysis of the Amended Plan.

                  On January 16, 2004, the Bankruptcy Court entered an order confirming the Amended Plan. The Amended Plan is expected to become effective by February 6, 2004.

                  A copy of the press release issued by the Company and SWE&C on January 16, 2004 regarding the confirmation of the Amended Plan is attached hereto as Exhibit 99.1 and incorporated by reference herein. Copies of the Amended Plan and the Amended Disclosure Statement may be viewed at the Bankruptcy Court's web site at www.deb.uscourts.gov and copies of the Amended Plan, the Amended Disclosure Statement and the press release may be viewed at the Company's web site at www.stonewebinc.com.

                  This Current Report on Form 8-K (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD. The press release filed as an exhibit hereto may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Debtors assume no obligations to update or revise any such forward-looking statements. Such statements could be subject to risk and uncertainty that exist in the bankruptcy process that could render actual outcomes and results materially different from those predicted.

Item 7(c).  Financial Statements and Exhibits.

(c) Exhibits:

         Number            Description
         ------            -----------

         99.1 Press release issued on January 16, 2004 regarding the confirmation of the Third Amended Joint Plan of Reorganization.

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              STONE & WEBSTER, INCORPORATED


                              By: /s/ James P. Carroll
                                  -------------------------------------------
                                    James P. Carroll
                                    President and Chief Restructuring Officer




Date:    January 16, 2004

                               INDEX TO EXHIBITS

         Number                     Description
         ------                     -----------

         99.1 Press release issued on January 16, 2004 regarding the confirmation of the Third Amended Joint Plan of Reorganization.

                                                                    Exhibit 99.1
                                                                    ------------


FOR IMMEDIATE RELEASE
FRIDAY, JANUARY 16, 2004

CONTACT:
James P. Carroll
Stone & Webster, Incorporated
Stone & Webster Engineers and Constructors, Inc.
45 Milk Street
Boston, Massachusetts 02109
(617) 778-7369

             COURT APPROVES STONE & WEBSTER AMENDED JOINT PLAN OF
                                REORGANIZATION

         BOSTON, MASSACHUSETTS, JANUARY 16, 2004 - Stone & Webster, Incorporated (OTC: SWBIQ.PK) and Stone & Webster Engineers and Constructors, Inc. announced that the Third Amended Joint Plan of Reorganization was confirmed today by the United States Bankruptcy Court for the District of Delaware. The Amended Plan, which had the support of Federal Insurance Company and Maine Yankee Atomic Power Company, the companies' two largest unsecured creditors, as well as the Official Committee of Unsecured Creditors and the Official Committee of Equity Holders, provides for the creation of separate consolidated estates for Stone & Webster, Incorporated and certain of its debtor subsidiaries and Stone & Webster Engineers and Constructors, Inc. and certain of its debtor subsidiaries, with each estate to be separately funded and administered. The Plan of Reorganization was approved overwhelmingly by creditors and other parties in interest.

         The effective date of the Plan of Reorganization is expected to occur by February 6, 2004. Pursuant to terms of the Amended Plan, all trading in the common stock of Stone & Webster, Incorporated will cease as of the close of business today and the Company's stock transfer records will be closed.

         It is anticipated that equity holders as of August 27, 2003 who voted to accept the Amended Plan and tender their shares will receive the initial distribution as contemplated within the Amended Plan shortly after the effective date. Interested parties are urged to read the Amended Plan and the related Disclosure Statement, copies of which have been filed with the Bankruptcy Court and the Securities and Exchange Commission. More information is available on the companies' website at www.stonewebinc.com.

Forward-Looking Information

         The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of the companies. Any of the statements or comments made in this release that refer to the projected effectiveness of the Amended Plan, the projected recovery to be received by certain classes of creditors and similar matters are forward-looking and reflect the companies' current analysis of existing information. The companies caution that a variety of factors could cause actual conditions to differ materially from what is contained in these forward-looking statements. The companies undertake no obligation to publicly release any revisions to the forward-looking statements or reflect events or circumstances after the date of this release.

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